SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 6, 2003

Date of Report (Date of earliest event reported)

CAPTARIS, INC.

(Exact name of registrant as specified in its charter)

Washington	0-25186	91-1190085
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

11410 NE 122nd Way

Kirkland, Washington 98034

(Address of principal executive offices)

(425) 820-6000

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1 Press Release issued February 6, 2003.

Item 9. Regulation FD Disclosure

On February 6, 2003, Captaris, Inc. issued a press release announcing preliminary financial results for its fourth quarter and year ended December 31, 2002, and results of the re-audit of its 2001 financial statements. A copy of this press release appearing in Exhibit 99.1 is furnished and not filed pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPTARIS, INC.

Date: February 7, 2003	/s/ Jeffrey B. deCillia
Jeffrey B. deCillia, Senior Vice President, Chief Financial Officer and Secretary

2

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Captaris, Inc., dated February 6, 2003